Exhibit 10.4
AMENDMENT NO. 2 TO
AGREEMENT
THIS AMENDMENT NO. 2 TO AGREEMENT (this “Amendment”) is made effective as of the 15th day of October, 2006, between IDEXX Operations, Inc., a Delaware corporation whose principal place of business is at 6100 East Shelby Drive, Memphis, Tennessee 38141, U.S.A. (“IDEXX”) and Ortho-Clinical Diagnostics, Inc., a New York corporation with offices at 100 Indigo Creek Drive, Rochester, New York, U.S.A. (“OCD”).
WHEREAS, OCD and IDEXX have entered into that certain Agreement dated as of October 16, 2003, as amended by Amendment No. 1 thereto effective January 1, 2005 (as so amended, the “Agreement”), regarding supply by OCD of dry slides for IDEXX veterinary chemistry analyzers; and
WHEREAS, OCD and IDEXX now desire to amend further the Agreement as set forth in this Amendment.
NOW THEREFORE, the parties hereby agree as follows:
1. Capitalized terms used in this Amendment, which are not otherwise defined, have the respective meanings ascribed to them in the Agreement.
2. Section 3.03 of the Agreement is amended by replacing “third anniversary of the Commencement Date” with “fourth anniversary of the Commencement Date” in the second sentence thereof.
3. Except as modified by this Amendment, all provisions of the Agreement shall continue in full force and effect.
IN WITNESS WHEREOF and intending to be legally bound, the parties hereto have caused this Amendment No. 2 to be duly executed in duplicate by their respective authorized representatives as of the day and year first written above.

ORTHO-CLINICAL DIAGNOSTICS, INC.		IDEXX OPERATIONS, INC.

By:	/s/ Tony Zezzo	By:	/s/ William C. Wallen

	Name: Tony Zezzo		Name: William C. Wallen
	Title: V.P. North America Sales		Title: Chief Scientific Officer

The foregoing Amendment No. 2 to the Agreement dated as of October 16, 2003 between IDEXX Operations, Inc. and Ortho-Clinical Diagnostics, Inc. is hereby consented to and acknowledged by:

IDEXX LABORATORIES, INC.,
solely as guarantor pursuant to
Section 30 of the Agreement

By:	/s/ William C. Wallen
	Name:	William C. Wallen
	Title:	Chief Scientific Officer